Form 8-K - CURRENT REPORT

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 8, 2002

Urban Improvement Fund Limited - 1972
(Exact name of registrant as specified in its charter)


California                       2-43162       95-6448384
(State or other jurisdiction   (Commission   (I.R.S. Employer
of incorporation)              File Number)   Identification
                                                  Number)


1201 Third Avenue
Suite 5400
Seattle, Washington 98101-3076
(Address of principal executive offices)

Registrant's telephone number, including area code (206) 622-9900



N/A

(Former address, if changed since last report)





Item 4.    Changes in Registrant's Certifying Accountant


As of February 8, 2002, Smith & Radigan, Certified Public Accountants,
     LLC, the independent accountant previously engaged as the principal accountant to audit the financial statements of Urban Improvement Fund Limited - 1972 the "Registrant" or the "Partnership"), was
      terminated. As of the same date, the firm of Kenneth W. Bryant, CPA was engaged to provide the service for the Registrant.

The audit reports of Smith & Radigan, Certified Public Accountants,
      LLC on the financial statements of the Partnership as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Kenneth W. Bryant was a partner in Smith & Radigan,
Certified Public Accountants, LLC while they were the principal auditors of the Registrant. Kenneth W.
Bryant has formed a new firm and has been engaged as the principal auditor of the Registrant.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.

Item 7. Financial Statements and Exhibits

        c) Exhibits

        16.1 Letter dated February 8, 2002 from
the former accountant regarding its concurrence with the statements made by the Registrant in this Current Report.


SIGNATURES



Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



URBAN IMPROVEMENT FUND LIMITED - 1972
      (Registrant)
By:  Interfinancial Real Estate Management
Company, General Partner




/s/Michael Fulbright
(Signature)
By:  Michael Fulbright, Secretary




/s/John M. Orehek
(Signature)
By:  John M. Orehek, Senior Vice President


Date:  February 8, 2002


Exhibit 16.1





February 8, 2002



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated February 8, 2002 of Urban Improvement Fund
Limited - 1972 filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




SMITH & RADIGAN, CERTIFIED PUBLIC ACCOUNTANTS, LLC
Atlanta, Georgia

/s/Timothy P. Radigan
   Timothy P. Radigan




February 8, 2002




Mr. Roy Lee III
Security Properties Inc.
1201 Third Avenue
Suite 5400
Seattle, WA 98101-3031

Dear Mr. Lee:

This is to confirm that the client-auditor relationship between Urban Improvement Fund
Limited - 1972 Partnership (Commission File
Number 2-43162) and Smith & Radigan, Certified
Public Accountants, LLC has ceased.

Very truly yours,

SMITH & RADIGAN, CERTIFIED PUBLIC ACCOUNTANTS, LLC




By:  Timothy P. Radigan

cc:	SEC Office of the Chief Accountant